Statutory Financial Data and Dividend Restrictions	12 Months Ended
Dec. 31, 2017
Statutory Financial Data and Dividend Restrictions
(17)	Statutory Financial Data and Dividend Restrictions
Statutory accounting practices prescribed or permitted by the Company’s state of domicile are directed toward insurer solvency and protection of policyholders. Accordingly, certain items recorded in financial statements prepared under GAAP are excluded or vary in calculation in determining statutory policyholders’ surplus and gain from operations. Currently, these items include, among others, DAC, deferred taxes, receivables (which are more than 90 days past due), reinsurance, and certain investments. Additionally, account balances and future policy benefit reserves calculated for statutory reporting do not include provisions for withdrawals.
The Company’s statutory capital and surplus reported in the statutory annual statement filed with the State of New York as of December 31, 2017 and 2016 was $173,058 and $202,130, respectively. The Company’s net gain from operations reported in the statutory annual statement filed with the State of New York for the years end December 31, 2017 and 2016, was $34,435 and $58,324, respectively.
The Company is required to meet minimum statutory capital and surplus requirements. The Company’s statutory capital and surplus as of 2017 and 2016 were in compliance with these requirements. The maximum amount of dividends that can be paid by New York insurance companies to stockholders without prior approval of the Department is subject to restrictions relating to statutory earned surplus, also known as unassigned funds. Unassigned funds are determined in accordance with the accounting procedures and practices governing preparation of the statutory annual statement. In accordance with New York statutes, the Company may declare and pay from its Unassigned surplus cash dividends of not more than the greater of 10% of its beginning-of-the year statutory surplus, or its net gain from operations of the insurer, not including realized gains, for the 12-month period ending the 31st day of the preceding year. Based on these restrictions, ordinary dividends of $17,306 can be paid in 2018 without the approval of the Department. The Company paid no dividends in 2017, 2016 or 2015.
Regulatory Risk-Based Capital
An insurance enterprise’s state of domicile imposes minimum risk-based capital requirements that were developed by the NAIC. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of an enterprise’s regulatory total adjusted capital to its authorized control level risk-based capital, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. This ratio for the Company significantly exceeds required minimum thresholds as of December 31, 2017 and 2016.